Ministry of Finance	Mailing Address:	Location:
Corporate and Personal	PO BOX 9431 Stn Prov Govt	2nd Floor – 940 Blanschard St
Property Registries	Victoria BC V8W 9V3	Victoria BC
250 356-8626
www.corporateonline.gov.bc.ca

Notice of Articles	CERTIFIED COPY
Of a Document filed with the Province
of British Columbia Registrar of
BUSINESS CORPORATIONS ACT	Companies

J S Powell
January 20, 2005

This Notice of Articles was issued by the Registrar on: January 20, 2005 10:45 AM Pacific Time Incorporation Number: BC0408702 Recognition Date: Incorporated on July 4, 1991

NOTICE OF ARTICLES

Name of Company:

FARALLON RESOURCES LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
1500 ROYAL CENTRE	1500 ROYAL CENTRE
1055 WEST GEORGIA ST	1055 WEST GEORGIA ST
P O BOX 11117	P O BOX 11117
VANCOUVER BC V6E 4N7	VANCOUVER BC V6E 4N7

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
1500 ROYAL CENTRE	1500 ROYAL CENTRE
1055 WEST GEORGIA ST	1055 WEST GEORGIA ST
P O BOX 11117	P O BOX 11117
VANCOUVER BC V6E 4N7	VANCOUVER BC V6E 4N7

1004694.1	Page 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
THIESSEN, RONALD W. (name corrected, formerly THIESSEN, RONALD W.)

Mailing Address:	Delivery Address:
1020 – 800 WEST PENDER STREET	1020 – 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6	VANCOUVER BC V6C 2V6

Last Name, First Name, Middle Name:
COUSENS, SCOTT D. (name corrected, formerly COUSENS, SCOTT D.)

Mailing Address:	Delivery Address:
1020 – 800 WEST PENDER STREET	1020 – 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6VANCOUVER BC V6C 2V6

Last Name, First Name, Middle Name:
COPELAND, DAVID J. (name corrected, formerly COPELAND, DAVID J.)

Mailing Address:	Delivery Address:
1020 – 800 WEST PENDER STREET	1020 – 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6	VANCOUVER BC V6C 2V6

Last Name, First Name, Middle Name:
WHITTINGTON, J. RICHARD H.

Mailing Address:	Delivery Address:
1020 – 800 WEST PENDER STREET	1020 – 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6	VANCOUVER BC V6C 2V6

Last Name, First Name, Middle Name:
COUGHLAN, T. BARRY (name corrected, formerly COUGHLAN, T. BARRY)

Mailing Address:	Delivery Address:
1020 – 800 WEST PENDER STREET	1020 – 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6	VANCOUVER BC V6C 2V6

1004694.1	Page 2 of 3

Last Name, First Name, Middle Name:
DICKINSON, ROBERT A. (name corrected, formerly DICKINSON, ROBERT A.)

Mailing Address:	Delivery Address:
1020 – 800 WEST PENDER STREET	1020 – 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6	VANCOUVER BC V6C 2V6

Last Name, First Name, Middle Name:
MASON, JEFFREY R. (name corrected, formerly MASON, JEFFREY R.)

Mailing Address:	Delivery Address:
1020 – 800 WEST PENDER STREET	1020 – 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6	VANCOUVER BC V6C 2V6

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value

Without Special Rights or Restrictions attached

1004694.1	Page 3 of 3